Exhibit 99.2

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November 2013

Safe Harbor Statement

In addition to historical information, this presentation contains
"forward-looking" statements that reflect management's expectations for the future. The forward-looking statements contained in this presentation include, without limitation, statements relating to GAIN's expectations regarding the opportunities and strengths of the combined company created by the combination of GAIN and GFT, anticipated cost and revenue synergies as well as expected growth in financial and operating metrics, the strategic rationale for the business combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN's annual report on Form
10-K, as filed with the Securities and Exchange Commission on March 18, 2013,
and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of futures companies, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, GAIN's ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies GAIN has acquired, including the successful integration of Open E Cry and GFT, GAIN's ability to effectively compete in the OTC products and futures industries, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and GAIN's ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN's views as of the date of this presentation. GAIN undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP financial measures that represent our historical and pro forma earnings before interest, taxes, depreciation, amortization and non-recurring expenses. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies.
We believe our reporting of EBITDA and Adjusted EBITDA assists investors in evaluating our historical and expected operating performance. However, because
EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

Experienced Management Team

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Glenn Stevens
Chief Executive Officer

[] Joined GAIN in 2000 as a founding partner and managing director and added the role of CEO in June 2007

[] Previously served as Managing Director, Head of North American Sales and
Trading at Natwest Bank

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Jason Emerson
Chief Financial Officer

[] Joined GAIN in October 2013 as Executive Vice President, Chief Financial
Officer

[] Previously served as Managing Director and Business Manager of KCG Holding's
Global
Execution Services division

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Diego Rotsztain
EVP, Head of Corporate Development

[] Joined GAIN in January 2011 as Executive Vice President, General Counsel and
Corporate Secretary

[] Previously served as a partner at Mayer Brown and was previously employed with Davis Polk and Wardwell's Capital Markets Group

GAIN Company Overview

[] Founded in 1999 and public since December 2010 (NYSE: GCAP) with a market capitalization of $418 million

[] Leading provider of trading services and solutions to both retail and institutional customers in more than 180 countries globally

[] Multi-brand and multi-asset class offering

Retail

[] FOREX. com: Provides retail traders with access to over 12,500 FX and CFD products

[] OEC: Provides futures trading primarily to retail traders

Institutional

[] GTX: Provides institutional traders with state-of-the-art      ECN
technology and tools

[] Acquired GFT to become the 4(th) largest retail FX trading firm globally(1)
in September 2013 for $108 million

[] Significantly expands scale and product offering

[] Further diversifies GAIN's revenue stream towards commission-based revenue

[] Potential substantial and achievable cost synergies estimated at $35 million
- $45 million

[] Headquartered in Bedminster, NJ with 11 offices globally, including Hong
Kong, London, Tokyo, Singapore and Sydney

Revenue Composition

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Client Assets

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Note: Pro forma information presented throughout this presentation is for illustrative purposes only. Pro forma operating data, such as trading volume, represents the arithmetic combination of GAIN and GFT results for the periods indicated without any adjustments. All pro forma information presented should not be viewed as a substitute for full interim or annual financial statements or operating data of GAIN following the GFT acquisition.
(1) Source: Forexmagnates.com. Excludes Japan.

GAIN: Global Markets for Active Traders

	Retail OTC	Institutional	Exchange-Based
Description	Award-winning service supports traders in 180 countries with access to over 12,500 FX and CFD products	State-of-the-art ECN technology and tools; Sales Trader business acquired from GFT	Innovative online futures broker with proprietary trading technology and strong sales distribution
Clients	Self-directed retail traders White-label partners	Hedge funds, banks and other financial institutions	Retail and institutional traders
Key Metrics(1)	Revenue: $202mm % of total revenue: 74% Active OTC accounts: 105,536 Volume: $1.9tr	Revenue: $51mm % of total revenue: 19% Volume: $3.4tr	Revenue: $17mm % of total revenue: 6% Accounts: ~9,300 Futures DARTs: 13,364

(1) Metrics are as of and for the nine months ended September 30, 2013 and are pro forma for GFT.

GAIN CAPITAL 6

Hybrid Execution Model

[] GAIN employs a hybrid execution model similar to all retail OTC firms

[] No firm is 100% agency or 100% principal

[] Business model designed to provide flexibility regarding execution

[] Significant proportion of GAIN's customer trading poses no material principal risk

Agency vs. Principal

Agency

[] Routed to market

[] Fully anonymous

[] Nonstandard and unproven for CFDs and options

Principal

[] 25%-30% lower transaction costs for clients

[] Improved execution speed and quality

[] Price guarantee

[] Typically higher profit margins

GAIN Revenue Model

               Agency Principal
Retail OTC         []      []
Institutional      []
Exchange-based     []

Investment Highlights

           Focus on Truly Global and Growing Asset Class Strong Market Position
Across Business Lines Well-Positioned as a Consolidator in a Fragmented Market
Successfully Executing Diversification Strategy Compelling Valuation Strong
Financial and Credit Profile

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

Focus on Truly Global and Growing Asset Class

[] FX market has seen consistent growth in the last decade

[] Equity volumes, by comparison, have stagnated since crisis-era  peaks

[] FX market has a truly global distribution, with particularly high share of non-North  American participants

Annual Trading Volume

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Value Traded by Region

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$217 billion(1)

FX Value Traded by Region

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$5 trillion(2)

Source: BIS, World Federation of Exchanges.
(1) Average daily volume for the nine months ended September 30, 2013.
(2) Average daily volume for April 2013.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

FX Market's Secular Growth has not been Impeded by

Recent Decline in Volatility

[] Spot FX, GAIN's core market, continues its secular trend of becoming an ever more important part of the FX market

[] Volatility presently at a low point

Spot FX Average Daily Volume

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FX Volatility

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Source: BIS, Bloomberg, World Federation of Exchanges.
(1) JPMorgan Global FX G7 Volatility Index.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

FOREX.com: Premier Retail FX Brand

[] Geographically diversified business; multi- language offering targeting high growth markets in Middle East and Asia Pacific

[] Retail customers in 180 countries

[] Fully localized FOREX. com service in Chinese, Japanese, Arabic, Russian and
German

[] 12,500+ products covering FX and CFDs on Commodities (Metals, Energy, Ags),
Indices and Rates

[] 48%(1) of YTD 9/30/13 retail volume from indirect channel (introducing brokers and white label partners)

[] 74%(1) of YTD 9/30/13 revenue

Average Daily Volume

$4.3 $4.5

GAIN is a Top 5 Player

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Active Retail OTC Accounts

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(1) Pro forma for GFT.

(2) For the nine months ended September 30, 2013.

(3) Source: Forexmagnates.com as of March 31, 2013.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

GTX: A Growing Force in Institutional Trading

[] ECN for hedge funds and institutions launched in late 2010

[] Peer-to-peer    trading capabilities

[] Prime brokerage credit, central clearing model

[] Growth in volume outstripping peers

[] Increasing liquidity pool drawing more clients

[] Commission-based  revenue stream

[] Revenues grew ~4x Q3 2011 -- Q3 2013

[] 19%(1) of YTD 9/30/13 revenue

[] GFT Sales Trader business (institutional-like  revenue) is growing rapidly and generates 40% of
GFT's total volumes

Average Daily Volume

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Market Share(2)

Q1 2010

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Q3 2013

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Market Share Growth

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(1) Pro forma for GFT.
(2) Reflects data for venues that report trading volume (sourced from company disclosures).

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

GAIN Futures: Innovative Exchange-Traded Futures Broker

[] Strategic acquisition of OEC from Schwab in Q3 2012

[] Complementary product with retail FX

[] Commission-based  revenue stream

[] Business delivering strong metrics

[] 6%(1) of YTD 9/30/13 revenue

[] Increasing run rate revenue - ~$22  million based on YTD 9/30/13

[] ~9,300 accounts as of September 30, 2013

[] 3Q 2013 DARTs: 12,483

[] New initiatives to boost growth and margins

[] Enhanced marketing efforts to grow direct business

[] New sales team in place to attract institutional customers and partners

Strong Growth in Customer Accounts and Assets

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Futures DARTs

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(1) Pro forma for GFT.
(2) Announcement date of OEC acquisition (data actually as of March 31, 2012).

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

GAIN's Hybrid Execution Model

Trading Revenue

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Commission Based Revenue

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The vast majority of our customers' trading poses no material principal risk to
GAIN

Note: All figures, except % ADV, are for illustrative purposes only.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

Active Acquirer in a Rapidly Consolidating Industry

[] Increasing capital requirements and regulatory compliance costs continue to drive industry consolidation

[] MandA strategy focuses on expanding into new products, customer segments and geographies

[] Disciplined acquiror in terms of strategic fit, pricing and deal structure

[] Strength in MandA driven by previous transaction experience; reputation as trusted partner of choice

[] GFT acquisition was largest in GAIN's history to date

[] Robust pipeline with several potential acquisitions being reviewed

Pre-IPO

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Post-IPO

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Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

GFT Acquisition: Increased Scale, Broader Product Offering

[] Closed acquisition of GFT on September 24, 2013

[] $108  million purchase price ($40  million cash, $33  million loan payable,
3.6  million shares (at closing), and $77  million net cash acquired)

[] Immediate scale increase

[] Nearly $700  million total post-acquisition  client assets and over 130,000 total post-acquisition  funded accounts provide strong base for continued
growth

[] Greater resilience to market volatility and potential regulatory changes with wider range of products, geographies and partners

[] Enhanced product offering and global footprint

[] Over 12,500 tradable products

[] Increased presence in key markets, including Continental Europe and S. E.
Asia

[] Diversified revenue streams

[] Expanded partner-based  business through GFT's long  -standing relationships

[] New institutional-like  Sales Trader revenue stream complements and augments

GAIN's institutional business

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

GFT Acquisition: Pro Forma Financial and Operating Metrics

YTD 9/30/13 Retail Volume Contribution %

GAIN

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GFT

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PF GAIN

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YTD 9/30/13 Trading Volume ($ in trillions)

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Client Assets as of 9/30/13 ($ in millions)

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YTD 9/30/13 Revenue Contribution %

GAIN

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GFT

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PF GAIN

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(1) Commission revenue represents revenue from Sales Trader clients.

(2) Commission revenue represents revenue from Sales Trader clients and GTX.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

GFT Acquisition: Conservative and Achievable Cost Synergies

($ in millions)

[] GAIN estimates year 1 cost synergies of $35  million - $45  million

[] Represent 13%-17%  of combined company's FY 2012 operating expenses

[] Synergies to be achieved principally from reductions in:

[] Headcount(1)

[] Marketing

[] Technology

[] Professional Fees

Pro Forma Income Statement (YTD 9/30/13)

Revenue                             $270.0
Operating Expenses                  231.4
                                  -------------
EBITDA                              $38.6
Restructuring and Acquisition Costs    1.9
One-time GFT Liability Accrual          8.8
                                  -------------
Adjusted EBITDA                     $49.3
Synergies                             30.0(2)
                                  -------------
Adjusted EBITDA (incl. Synergies)   $79.3
% Margin                             29%

Note: Pro forma for GFT. Adjusted EBITDA is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation, amortization and non-recurring expenses. See page 27 for reconciliation of GAIN's Adjusted
EBITDA.
(1) 22% reduction in headcount already achieved YTD.
(2) Represents 75% of the midpoint of anticipated year 1 cost synergies ($35 million - $45 million).

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

Successfully Executing Diversification Strategy

[] Focus is on reduction of earnings volatility through revenue diversification

[] Increasing contribution of commission-based  revenue while growing retail revenue

[] GAIN has successfully pursued diversification via product expansion and MandA

[] Rapidly growing institutional business

[] Acquisition of OEC in 3Q 2012

[] GFT acquisition in 3Q 2013 accelerated diversification strategy

[] Continuing to explore organic and MandA opportunities to further expand commission-based  revenue streams

Revenue Composition

FY 2011

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FY 2012

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Pro Forma YTD 9/30/13(1)

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(1) Pro forma for GFT.
(2) Includes other revenue.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

Healthy Liquidity Profile

($ in millions)

[table]

(1) Assumes $65.0 million convertible debt issuance and repayment of existing
$33.2 million note payable.

(2) Reflects cash that would be received upon the liquidation of short term investments.

(3) Reflects cash that would be received from brokers following the close-out of all open positions.

(4) Excludes current liabilities of $59.7mm and $19.9mm as of September 30,
2013 and December 31, 2012, respectively, and capital charges associated with open positions. Free cash available is a non-GAAP financial measure.

Attractive Market | Strong Market Position | GAIN as a Consolidator | Ongoing
Diversification | Compelling Valuation | Strong Credit Profile

Financial Highlights

($ in millions)

Revenue

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Adjusted EBITDA

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Note: Adjusted EBITDA is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation, amortization and non-recurring expenses.
See page 27 for reconciliation of GAIN's Adjusted EBITDA.
(1) Pro forma for GFT. Adjusted EBITDA includes the midpoint of anticipated year 1 cost synergies ($35 million - $45 million).

Strategic Priorities

[] Focus on achieving GFT synergies

[] Continued opportunistic MandA

[] A core competency with 4 successful transactions in 24 months

[] Robust pipeline with several potential acquisitions currently being reviewed

[] Return of capital to shareholders

[] $0.05 per share quarterly dividend

[] Share repurchase program in place and ready to be deployed

[] Building a diversified shareholder base

[] Optimizing our capital structure

Investment Highlights

           Focus on Truly Global and Growing Asset Class Strong Market Position
Across Business Lines Well-Positioned as a Consolidator in a Fragmented Market
Successfully Executing Diversification Strategy Compelling Valuation Strong
Financial and Credit Profile

Adjusted EBITDA Reconciliation

($ in millions)

[table]

Note: Pro forma for GFT. Adjusted EBITDA is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation, amortization and non-recurring expenses.
(1) Reflects the midpoint of anticipated year 1 cost synergies ($35 million -
$45 million).

Definition of Metrics

[] Funded Accounts

[] Retail accounts who maintain a cash balance

[] Active OTC Accounts

[] Retail accounts who executed a transaction during a given period

[] Trading Volume

[] Represents the U.S. dollar equivalent of notional amounts traded

[] Futures DARTs

[] Represents the average daily trades transacted by OEC customers

[] Customer Assets

[] Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions

November 2013